SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 23,  1999
                                                    ----------------------------

                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             333-76801                  52-1495132
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                              08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (732) 205-0600
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              -------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  20,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                        Description
            -----------------                  -----------

            (99)                               Computational Materials
                                               prepared by Lehman Brothers Inc.,
                                               in connection with Chase Mortgage
                                               Finance Corporation, Multi-Class
                                               Mortgage Pass-Through
                                               Certificates, Series 1999-S10

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION
                                   ----------------------------------
                                               (Registrant)


Date: JULY 27, 1999
                                   /S/ EILEEN LINDBLOM
                                  --------------------------------------
                                               (Signature)
                                   Eileen Lindblom
                                   Vice President

                                 INDEX TO EXHIBITS
                                 -----------------


                                                                  PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC (E)

(99)                    Computational Materials                         (P)
                        prepared by Lehman Brothers Inc.,
                        in connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through Certificates,
                        Series 1999-S10